Exhibit 99.2

Doma is architecting the future of real estate transactions. — We deliver instant, digital home ownership experiences. 2016 – 2021 May 2021+

Disclaimer This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "potential business combination") between Doma Holding, Inc. ("Doma") and Capitol Investment Corp. V ("Capitol") and related transactions (the "Transactions"), and for no other purpose. This presentation shall not constitute investment advice, an offer to sell or the solicitation of any offer to buy securities. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Doma, Capitol or any of their respective subsidiaries, equityholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither Doma nor Capitol has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Doma or the potential business combination. You are urged to make your own evaluation of Doma and such other investigations as you deem necessary before making an investment or voting decision. Forward Looking Statements This presentation includes "forward - looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market (TAM), market share and competition and potential benefits of the transactions described herein, and expectations related to the terms and timing of the transactions described herein. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Doma’s and Capitol’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of Doma and Capitol. These forward - looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the transactions described herein; failure to realize the anticipated benefits of the transactions described herein; risks relating to the uncertainty of the projected financial information with respect to Doma; future global, regional or local economic, political, market and social conditions, including due to the COVID - 19 pandemic; the development, effects and enforcement of laws and regulations, including with respect to the title insurance industry; Doma's ability to manage its future growth or to develop or acquire enhancements to its platform; the effects of competition on Doma’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those other factors included in Capitol’s final prospectus relating to its initial public offering dated December 1, 2020 filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading "Risk Factors," and other documents Capitol filed, or will file, with the SEC. If any of these risks materialize or Doma’s or Capitol’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that neither Doma nor Capitol presently know or that Doma or Capitol currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect Doma’s and Capitol’s expectations, plans or forecasts of future events and views as of the date of this presentation. Doma and Capitol anticipate that subsequent events and developments will cause Doma’s and Capitol’s assessments to change. However, while Doma and Capitol may elect to update these forward - looking statements at some point in the future, Doma and Capitol specifically disclaim any obligation to do so, except as required by law. These forward - looking statements should not be relied upon as representing Doma’s and Capitol’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. Use of Projections This presentation contains projected financial information with respect to Doma, including Retained Premiums & Fees, Adjusted Gross Profit and EBITDA. Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward - Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Doma or Capitol audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation also contains certain preliminary estimated results for Doma’s 2020 fiscal year. These preliminary estimates are not audited, subject to year - end close procedures, and based solely on information available as of the date of this presentation. As a result, these preliminary results may change, and any change may be material. Disclaimer

Financial Information; Non - GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to the requirements of Regulation S - X. In addition, all Doma historical financial information included herein is preliminary and subject to change, including in connection with the audit of the financial statements. Some of the financial information and data contained in this presentation, such as Retained Premiums & Fees, Adjusted Gross Profit and EBITDA, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Retained Premiums & Fees is defined as revenue less third - party agent retentions. Adjusted Gross Profit is defined as gross profit, plus depreciation and amortization. EBITDA is defined as net income before interest, income taxes, depreciation and amortization. Doma and Capitol believe that the use of Retained Premiums & Fees, Adjusted Gross Profit and EBITDA provides an additional tool to assess operational performance and trends in, and in comparing Doma's financial measures with, other similar companies, many of which present similar non - GAAP financial measures to investors. Doma’s non - GAAP financial measures may be different from non - GAAP financial measures used by other companies. The presentation of non - GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. See the Appendix to this presentation for a reconciliation of our non - GAAP financial measures to their most comparable measures under GAAP. A reconciliation of forecasted Retained Premiums & Fees, Adjusted Gross Profit and EBITDA to the most directly comparable GAAP measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are out of Doma’s control or cannot be reasonably predicted. For the same reasons, Doma is unable to provide probable significance of the unavailable information, which could be material to future results. Because of the limitations of non - GAAP financial measures, you should consider the non - GAAP financial measures presented in this presentation in conjunction with Doma’s financial statements and the related notes thereto. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Doma, Capitol and other companies, which are the property of their respective owners. Additional Information Capitol intends to file with the SEC a registration statement on Form S - 4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Capitol’s Class A common stock in connection with its solicitation of proxies with respect to the proposed business combination and other matters as may be described therein, as well as the prospectus relating to the offer and sale of the securities to be issued in the proposed business combination. This presentation does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Capitol’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Doma, Capitol, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to Capitol’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Capitol Investment Corp. V at 1300 17th Street North, Suite 820, Arlington, Virginia 22209 or (202) 654 - 7060. Participants in the Solicitation Capitol and its directors and executive officers may be deemed participants in the solicitation of proxies from Capitol’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Capitol is contained in Capitol’s prospectus dated December 1, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Doma and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Capitol’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available. Disclaimer (cont’d)

Today’s Presenters Mark Ein Chairman and CEO Dyson Dryden President and CFO Max Simkoff Chief Executive Officer Noaman Ahmad Chief Financial Officer

Capitol Investment Corp. V Overview

Proven Track Record

Raised $1.5B in five SPAC IPOs and closed four successful SPAC mergers

SPAC Pioneers

Founded SPAC platform in 2007 with long-term investment approach

Only U.S. SPAC issuer with **10+ years of SPAC experience** to raise 5 SPACs

Successful History

1 of 4 U.S. sponsor teams to close four SPAC transactions with SPACs over $150 million

1 of 4 U.S. SPAC issuers to raise 5 SPACs over $100 million with an opportunistic focus

Best-in-Class Partners

Proactive, value added partner to management teams, investors and co-owners during the transaction and over the long-term



Mark Ein

Chairman and CEO

CAPITOL INVESTMENT V

- Investor, entrepreneur and philanthropist focused on building growth companies across numerous industries over his 30-year career
- Has led over $3B of private equity, venture capital and public company investments



Dyson Dryden

President and CFO

CAPITOL INVESTMENT V

- Over 20 years of SPAC and M&A experience
- Partnered with Mr. Ein on successful execution of three SPACs and advised on Capitol I
- Has led $13B of SPAC related financings

CAPITOL I

TWO HARBORS Investment Corp.
A Pine River Capital Managed Company

135% Return[1]

CAPITOL II

Lindblad Expeditions | NATIONAL GEOGRAPHIC

148% SPAC Return
161% 2020 PIPE Return

CAPITOL III

CISION

69% Return
in first year post-merger[2]

CAPITOL IV

NESCO™

90% Return
since transformative acquisition announced December 2020

Note: As of February 26th, 2021. Unit-equivalent returns. (1) Based on total return during Mr. Ein's tenure as Vice Chairman of Two Harbors from Capitol I IPO to May 14th, 2015, adjusted for Silver Bay dividends reinvested. (2) Returns from Capitol III IPO to first year post-merger.

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Key Investment Highlights

Disrupting a Large, Antiquated Market
dominated by commoditized products

Legacy Incumbents
competing with highly commoditized offerings

$23B → $318B
Large and expanding addressable market

Strong Market Traction
introduced in 2018 and already fueled by marquee clients

Category-Leading Lenders
that represent ~$500M of potential gross premiums & fees

CHASE
PennyMac
SierraPacific MORTGAGE
+8 other top tier lenders
homepoint
FILO MORTGAGE

A Full Stack Platform
with a permanent first-mover advantage

Machine Intelligence
built on 30 years of historical data that accelerates title & closing, with zero loss ratio to date

$65M+
Invested in R&D through '21 with top talent in machine intelligence driving three issued patents since 2019 and over 5 additional patents pending

A Clear Path to Sustained Growth
and social impact by expanding access to home ownership

Broad Market Access
with a significantly faster, lower-cost product for homeowners

TODAY **$190M** → 2023E **$464M**
Projected retained premiums and fees, with 66% projected adjusted gross profit as a percentage of retained premiums and fees

A World-Class Team
of executive & board leadership

Tech-First Executive Team
with pedigrees from Oracle, NetSuite, PayPal, and McKinsey

Extraordinary
Industry luminaries on the Board include Larry Summers, Karen Richardson; Advisors include Sarah Friar, John Kanas

6

We are building with the right mix of Technical and Operational Expertise Noaman Ahmad Chief Financial Officer Max Simkoff Chief Executive Officer Hasan Rizvi Chief Technology Officer Christopher Morrison Chief Operating Officer Mini Peiris Chief Marketing Officer Andy Mahdavi Chief Data Science Officer Eric Watson General Counsel Kirk Wells SVP, Strategic & Enterprise Jerry Jenkins Chief People Officer

World-Class Board Members



Larry Summers
Former Treasury Secretary
U.S. Treasury



Mark Ein
Chairman & CEO
Capitol Investment Corp.



Karen Richardson
Board Member
British Petroleum



Matthew E. Zames
Pres. & Sr. Managing Director
Cerberus Capital Mgmt.



Stuart Miller
Executive Chairman
Lennar Corporation



Charles Moldow
General Partner
Foundation Capital



Max Simkoff
Chief Executive Officer
Doma Holdings, Inc.

Top-Tier Advisors



Sarah Friar
CEO, Nextdoor



Adrienne Harris
Frmr. Special Asst. Pres. Obama



John Adam Kanas
Vice Chairman, Carlyle Global



Adrian Jones
Managing Director, HSCM



Ben Lawsky
CEO, The Lawsky Group



Emil Michael
Frmr. CBO, Uber



Prakash Ramamurthy
CPO, Freshworks



Shannon Warren
Owner, SSW Consulting LLC

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A TAM Opportunity of $318B (1) Based on 2020 market estimates. (2) Home Search Zillow 2020 forecast of 5.7 million homes sold multiplied by $250k average home price multiplied by 6% commissions. (3) 2023 MBA forecasts of $2.2 trillion origination multiplied by 3% gain - on - sale margin. (4) Home Insurance IBIS World estimate. (5) Appraisal IBIS World estimate. (6) Home Warranty IBIS World estimate. (7) Servicing $10.8 trillion mortgages outstanding multiplied by 30bps servicing fee. NEAR - TERM OPPORTUNITIES A pp r a i sa l E sc r o w C l os e Warranty Home Search $86B Market 2 Loan $66B Market 3 Home I nsu r anc e $100B Market 4 $8B Market 5 Title $16B Market $7B Combined Market $3B Market 6 Servicing $32B Market 7 and a strong beachhead secured with TAM of $23B 1 T ODA Y

Book Now Hospitality Order Now Buy it Now Consumers Expect Instant Digital Experiences Entertainment R e t a il Dining Finance Invest Now Stream Now

Residential Real Estate is Just Now Joining this Revolution Get Pre - A p p r o v e d Instantly Get I n s u r e d Instantly Get an Offer Instantly Close the Tr a n s ac t i on Instantly

WE ARE REPLACING

A PROCESS FROM THE 1890s

TITLE IN 5 DAYS

Manual Order . . . . County Database Investigation . . . . Manual Underwriting . . . . Preliminary Report . . . . . .

CLOSING IN 40+ DAYS

Lender & Title Co Negotiation . . . . Fee Balancing & Payoffs . . . . Closing Documents . . . . Document Notarization

Legacy Title Techno-Stack

Supported by Technology from the 1990s

Title Production System

Electronic Mail

Electronic Facsimile

Documents

Scheduler

12

IN T E L L IGE N C E PL A T F O R M 1 M i nu t e 6 D a ys From 5 Days From 40+ Days M illi on s o f Historical Transactions O v e r 10 0 Public Data Sources E xce p ti o n H a nd li n g Centralized Operations Ops. Team C o mm un ic a ti on s Fee Balancing Document QC E scr o w P O WE R E D B Y N L P ML - Driven Instant Underwriting Algorithm T i t l e P O WE R E D B Y M L Digital Closing Close O n li n e N o t a r iz a ti o n Funds Transfer We re - invented it all from scratch

TRADITIONAL PATH
ORDER TITLE
3 STEPS
EXAMINE
Search package to enumerate exceptions
4 STEPS
CURE
Identified defects
6 STEPS
GENERATE COMMITMENT
With updated exceptions
To whom it may concern:
CLEAR TO CLOSE
Sincerely,
Ye Olde Title Co.
FINALIZE
Loan Terms
8 STEPS
UPDATE
Settlement statement
4 STEPS
GENERATE
Closing Documents
5 STEPS
SCHEDULE
Notary
6 STEPS
CONDUCT
Closing
4 STEPS
DISBURSE
Funds
5 STEPS
RECORD
With County

Order Title

DOMA TITLE

INSTANT
Clear to Close

DOMA ESCROW

15+ Steps Removed

DOMA CLOSE

10+ Steps Removed

Doma is a Game-Changer

Replacing Large Chunks of the Process with Instant Technology

>90% Workflow Overlap
between purchase & refinance

14

$23B Market $7B Refinance + $16B Purchase 1 Incumbents distribute their antiquated offering in an undifferentiated way Legacy Incumbents with 80% market share Traditional Go - to - Market Relationship - based Selling Donut - led Marketing $ $ Static Pricing Direct A g e nt s A Massive Amount of Spend (1) Mortgage Bankers Association November 2020 Closed Order Forecast. Market size = loan volume x industry average title and escrow fees per loan.

Our technology and products re-define the entire go-to-market approach

A Faster Close	A Tech-First Approach	Less Manual Work
ENABLES	ENABLES	ENABLES
Value-based Selling	**Digital** Distribution	**Competitive** Pricing

$1,385*

vs. $1,800
for incumbents

* Projected 4Q23 gross premiums & fees per order

16

A Game - Changing Experience for our Customers Our Technology Provides (1) Wallet share applies only to the Direct Channel business in states in which Doma is currently active; (2) Pull - through rate is defined as the percentage of mortgage applications that are opened that result in funded loans 100% Wallet Share 1 2X Wallet Share Since October ‘20 21% Higher Pull - Through Rate 2 15% Faster Closings 8X Wallet Share Since September ‘20 3X Wallet Share Since December '20 50% Fewer Touches 84% Und e r w r i tt e n Instantly Top 10 Non - Bank Originator Top 3 Mortgage Originator Top 5 Mortgage Originator National Mortgage Broker

Local Purchase 1 Local Refinance 2 Enterprise Purchase Enterprise Refinance with the opportunity to “graduate” customers to higher - volume relationships (1) Source: Internal local purchase transactions FY2020. (2) Source: Internal local refinance transactions FY2020. A Solution for Every Market Segment 11.4K Realtors 8.5K Loan Officers +8 more top - tier lenders + iBuyers, Home Builders, and Tech Enabled Brokerages

136,880 92,389 212,199 330,473 20 2 0 20 2 1 20 2 2 20 2 3 (1) Direct Order volume (2) Since the North American Title Acquisition in January 2019, Doma has closed 40 branches as the company integrated and rationalized its branch footprint. Closed orders from closed branches totaled 15,142 in 2019, and 3,773 in 2020. Closed Order counts have not been adjusted for branch closures (3) Mortgage Bankers Association November 2020 Closed Order Forecasts. 53% C A G R Clear path for accelerated growth Closed Orders 1,2 Est. Market Share 3 < 1% < 2% < 3% < 5%

Disruptive Financial Advantage

Machine intelligence drives reduction in direct costs

Allows for significant investment to drive growth

Results in industry leading margin profile

Our Technology Will Drive Our Margin Advantage





42%
doma
Q4 2023E
23%
Traditional Title Insurers Average[1]
Segment EBITDA as % of Retained Premiums and Fees[2]
Pre-Corporate Support EBITDA as % of Retained Premiums and Fees[2,3]

Source: Company filings. (1) Average of traditional title companies, FAF, FNF, and STC for 2020 Q1-Q3. (2) Retained Premiums and Fees calculated as revenue less premiums retained by agents. (3) Pre-corporate support EBITDA equals EBITDA plus corporate support expense.

21

Superior technology drives operating leverage Doma solutions reduce minutes spent per file, significantly decreasing direct labor expense, driving margin expansion Strategic & E nt e r p r i s e A cc ounts Large, centralized lenders Local Markets Loan officers and real estate agents Independent Agencies Underwrite with Doma Order Volumes Retained Premiums and Fees Direct Fulfillment Expense Economics of Our Business Adjusted Gross Profit 3 Sources of Order Volumes

Machine intelligence drastically reduces minutes per file…



Minutes Per File Metric on Doma Intelligence
100%
78%
DECREASE
46%
22%
20-Jun
Today
Q4 2023E

…driving increased Adjusted Gross Profit Margin[1]



Adjusted Gross Profit Margin[1]
66%
18%
INCREASE
48%
2020E
2023E

Note: Minutes per file reflects strategic and enterprise accounts and excludes cancelled orders, management overhead time, and excess capacity. (1) Represents Adjusted Gross Profit as a percent of Retained Premiums and Fees.

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Strategic & Enterprise Local Realtors/Loan Officers Our unit economics will continue to improve dramatically R e f l e c t s D is t r i bu t i o n e c ono m ic s on l y 'Today' is reflective of largest current Doma Strategic & Enterprise Accounts national customer while 2023E reflects 4Q23 'Today' is reflective of local unit economics as of Dec '20 while 2023E reflects 4Q23 60% resale mix in 2023 Tod ay 2023E Tod ay 2023E Retained Premiums & Fees $613 $656 $1,626 $1,872 Direct Fulfillment Expenses F i l e C o s t s ( D ir e c t N o n - Labo r E xpense) ($135 ) ($135 ) ($190 ) ($151 ) D i r e c t Labo r Expense ($258 ) ($120) ($555 ) ($154 ) Adjusted Gross Profit as a % of Retained Premiums and Fees 36% $221 61% $401 54% $881 84% $1 , 567 50% less labor Minor pricing increases 70% less labor

Performance Highlights Excludes Net Proceeds from Transaction Retained Premiums and Fees $319 $464 202 1 E 202 2 E 202 3 E 43% C A G R Adjusted Gross Profit $171 $307 39.5% 53.5% 66.2% 202 1 E 202 2 E 202 3 E $226 $M $89 $M Adjusted EBITDA As % of Retained Premiums and Fees (29.4%) (3.3%) 19.2% 202 1 E 202 2 E 202 3 E 35% 5 - Year Target Investment in p l a tf or m a n d s a l e s force will accelerate growth but impact 2021 profitability As % of Retained Premiums and Fees

Multiple Vectors for Growth

Accelerating Growth of Our Core Title Business

Organic and Inorganic Strategies

Fuel More Organic Growth in 2022 & Beyond

with increase in sales and marketing investment



$400M
+$81M
Retained Premiums and Fees
$319M
Retained Premiums and Fees
$69M
Acquisition Cost
$94M
2022 Plan
With $25M Added Investment

Acquire Title Agencies

and integrate them into the Doma Platform

50+ Target Companies
w/ $50M–$100M in retained premiums and fees

XYZ Title Co. EST. 1956	XYZ Title A DOMA COMPANY
$50M Retained Premiums and Fees	**$50M+** Retained Premiums and Fees
10% EBITDA Margin	**35%** LT EBITDA Margin as a % of Retained Premiums and Fees

An established formula for integrating legacy title companies

NORTH AMERICAN TITLE

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An Instant Closing Experience (1) Appraisal IBIS World estimate. (2) Home Warranty IBIS World estimate Accelerating Delivery of Our Vision An “afterthought” with a painful user experience Lower Risk Greater Certainty A single instant experience for both lenders and homeowners Free Distribution Competitive Advantage A convenient “add - on” with a modern customer experience $3B Market 2 Home Warranty $8B Market 1 Appraisal With Doma: Seamless Today: Broken Appraisal process is separate from Title and can derail the closing +$400 in Fees per Direct Order +$900 in Fees per Direct Order

Retained Premiums and Fees Illustrative Growth Levers From Transaction Proceeds Accelerating Growth of Our Business $190M $464M 2 0 20 S & EA Local Markets 2 0 2 5 E S&EA and Local Markets contribute ~50% each towards growth in retained premiums and fees Forecasts account for MBA projections >70% reduction in refi volumes in ’23 vs ‘20 Source: Company estimates. (1) Inclusive of retained premiums and fees from independent agencies. Existing Plan Excluding impact of capital raised in the transaction Every $100M investment to CAC generates Approximately 2 - 3x Retained Premiums and Fees Illustrative Organic Growth Strategy Every $100M investment generates $125M – $200M in retained premiums and fees Illustrative Inorganic Growth Strategy Opportunity for expansion of product offering to natural adjacencies in appraisal and home warranty Illustrative Adjacent Product Expansion 2023 1 (without transaction proceeds) $1 – 1.5B 35% Long - T e r m A d j. E B I T D A T a r g e t

T ransact ion Overview

Transaction Summary

Key Highlights

Valuation	Pro forma firm value of $3,030M
Capital Structure	$670M pro forma cash held on balance sheet[1]
Earnout Shares Company	17.75M shares (5% of total shares at closing) 50% granted if closing share price above $15.00[2] 50% granted if closing share price above $17.50[2]
Earnout Shares Sponsor	1.725M shares 50% granted if closing share price above $15.00[2] 50% granted if closing share price above $17.50[2]
Charitable Contribution	Sponsor to make a $5 million donation of certain sponsor shares to a new company-formed or other mutually acceptable charity that supports Doma's philanthropic goals.

Sources

Doma Equity Rollover[5]	$2,836M
Capitol Cash in Trust[6]	345M
PIPE Proceeds	300M
Total Sources	**$3,481M**

Uses

Doma Equity Rollover[5]	$2,836M
Cash to Balance Sheet	510M
Secondary Proceeds	81M
Transaction Costs[6]	55M
Total Uses	**$3,481M**

Pro Forma Valuation

Implied Market Capitalization[3]	$3,550M
Plus: Debt[4]	150M
Less: Cash[4]	(670M)
Implied Firm Value	**$3,030M**
2022 Adj. Gross Profit Multiple	17.7x

Pro Forma Ownership[8]



Capitol Shareholders	11.7%
PIPE	8.5%
Existing Doma Shareholders[5]	79.9%

FIFTH WALL · foundation capital · Horizons Ventures · ASSURANT · GREENSPRING ASSOCIATES · EMINENCE CAPITAL · LENNAR · HUDSON STRUCTURED

Assumes no redemptions. (1) Unrestricted cash; does not include restricted cash or cash in underwriting subsidiary. (2) Closing share price for 20 trading days of any 30 trading day period ending on or before fifth anniversary of closing, with respect to the Company earnout share, or the tenth anniversary of closing, with respect to the Sponsor earnout shares. (3) Excludes earnout shares subject to vesting. (4) Based on preliminary unaudited figures as of December 31, 2020 pro forma for refinancing (excludes OID). (5) Excludes earnout shares. (6) Preliminary estimate. Actual amounts may vary and may include expenses currently unknown. (8) At $10.00 / share. Includes 283.6M shares held by existing Doma shareholders, 41.4M shares held by Capitol shareholders and 30.0M shares held by PIPE investors, excluding earnout shares. Percentages may not add to 100% due to rounding.

31

2022E Adj. Gross Margin ’21 - ’22 Adj. Gross Profit Growth Superior Financial Profile and Attractive Initial Valuation Source: Company information and Factset as of 03/01/2021. Note: Doma’s projected Adj. Gross Profit does not include the impact of growth funded by cash proceeds from the transaction. (1) Adjusted Gross profit for Doma, with margin calculated as a % of retained premiums & fees. (2) Gross margin calculated assuming revenue equal to 65% reinsurance and 25% ceding commissions on insurance business + revenue from enterprise segment and other income as provided in investor presentation. 2022E Metromile projected figures per 1/21/21 Investor Day presentation. (3) >500% driven by low 2021 gross profit estimates by equity analysts. FV / ’22 Adj. Gross Profit I ns u r T e c h PropTech 17.7x 24.4x 21.9x 28.5x 21.6x 2 2 78.5x 1 2 1 1 54% 54% 40% 28% 9% 24% 91% 71% 99% NM 3 92% 23%

A pp e nd i x

Unaudited

Summary Financial and Other Information

($ in millions)	2019A	2020E	2021E	2022E	2023E
Closed Orders[1]	74,017	92,389	136,880	212,199	330,473
Closed Orders Growth (%)	*NM*	*24.8%*	*48.2%*	*55.0%*	*55.7%*
GAAP Revenue	**$358.1**	**$409.8**	**$416.4**	**$514.6**	**$665.3**
Premiums Retained by Agents	($178.3)	($220.1)	($190.0)	($195.7)	($201.5)
Retained Premiums and Fees[1]	**$179.8**	**$189.7**	**$226.4**	**$318.9**	**$463.7**
Direct Fulfillment Expense[2]	($93.3)	($98.0)	($137.0)	($148.2)	($157.0)
Adjusted Gross Profit	**$86.5**	**$91.6**	**$89.5**	**$170.7**	**$306.8**
As % of Retained Premiums and Fees (%)	*48.1%*	*48.3%*	*39.5%*	*53.5%*	*66.2%*
Adjusted Gross Profit Growth (%)	*NM*	*5.9%*	*(2.4)%*	*90.8%*	*79.7%*
Customer Acquisition Cost	($35.2)	($34.5)	($48.0)	($69.3)	($99.0)
Other Expense[3]	($65.2)	($76.1)	($108.0)	($111.9)	($118.6)
Adjusted EBITDA	**($13.9)**	**($19.0)**	**($66.6)**	**($10.4)**	**$89.1**
As % of Retained Premiums and Fees (%)	*(7.7%)*	*(10.0%)*	*(29.4%)*	*(3.3%)*	*19.2%*

(1) *Since the North American Title Acquisition in January 2019, Doma has closed 40 branches as the company integrated and rationalized its branch footprint. Retained Premiums and Fees from closed branches totaled $27.7 million in 2019, and $7.2 million in 2020. Closed orders from closed branches totaled 15,142 in 2019, and 3,773 in 2020. Financial results have not been adjusted for branch closures.* (2) Includes direct labor expense and direct non-labor expense inclusive of claims losses and reserves. (3) Includes corporate support and other operating expense.

34

Reconciliation of (Unaudited) non - GAAP Metrics Historical Projected ($ in millions) 2019A 2020E 2021E 2022E 2023E Revenue (GAAP) $358.1 $409.8 $416.4 $514.6 $665.3 Less: Premiums Retained by Agents ($178.3) ($220.1) ($190.0) ($195.7) ($201.5) Retained Premiums and Fees 1 $179.8 $189.7 $226.4 $318.9 $463.7 Less: Direct Fulfillment Expense 2 ($93.3) ($98.0) ($137.0) ($148.2) ($157.0) Less: Depreciation & Amortization ($1.9) ($5.8) ($12.2) ($14.5) ($14.5) Gross Profit (GAAP) $84.6 $85.8 $77.3 $156.2 $292.2 Plus: Depreciation & Amortization $1.9 $5.8 $12.2 $14.5 $14.5 Adjusted Gross Profit $86.5 $91.6 $89.5 $170.7 $306.8 Net Income / (Loss) (GAAP) ($27.1) ($35.1) ($103.1) ($51.9) $45.5 Plus: Income Taxes 3 $0.4 $0.8 $0.5 $0.5 $0.5 Plus: Depreciation & Amortization $1.9 $5.8 $12.2 $14.5 $14.5 Plus: Interest Expense $9.3 $5.6 $18.2 $21.0 $23.0 EBITDA ($15.6) ($22.9) ($72.2) ($15.8) $83.5 Plus: Stock - Based Compensation $0.9 $2.5 $5.6 $5.4 $5.6 Plus: Transaction Related Costs $0.8 -- -- -- -- Plus: One - Time Severance Costs 4 -- $1.4 -- -- -- Adjusted EBITDA 1 ($13.9) ($19.0) ($66.6) ($10.4) $89.1

References in this "Summary of Risks" to "we," "us," "our" and "the Company" generally refer to Doma in the present tense or the combined business of Capitol and Doma from and after the business combination. We have identified the following risks and uncertainties that may have a material adverse effect on our business, financial condition, results of operations or reputation. The risks described below are not the only risks we face. Additional risks not presently known to us or that we currently believe are not material may also significantly affect our business, financial condition, results of operations or reputation. Our business could be harmed by any of these risks. In making your decision to invest in the Company, you have relied solely upon independent investigation made by you. You acknowledge that you are not relying upon, and have not relied upon, any of the following summary of risks or any other statement, representation or warranty made by any person, firm or corporation, other than the statements, representations and warranties of the Company explicitly contained in any Subscription Agreement you enter into in connection with an investment in the Company or any Investor Presentation prepared in connection with such investment. You have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, and you have sought such accounting, legal and tax advice as you have considered necessary to make an informed investment decision. All information provided in this summary of risks is as of the date hereof and the Company undertakes no duty to update this information except as required by law. Summary of Risks

Risks Related to Doma’s Business • COVID - 19 has adversely affected our business and may continue to adversely affect our business. • We have a history of net losses and could continue to incur substantial net losses in the future. • Our future growth and profitability depend in part on our ability to successfully operate in the highly competitive real estate and insurance industries. • Our success and ability to grow our business depend on retaining and expanding our S&EA partner base. If we fail to add new S&EA partners or retain current S&EA partners, our business, revenue, operating results and financial condition could be harmed. • Our success depends to a significant extent on the timely roll out of our machine intelligence technology across our centralized operations and branch footprint. • Our brand may not become as widely known or accepted as incumbents’ brands or our brand may become tarnished. • We have a limited operating history and a novel business model. This makes it difficult to evaluate our current business performance and growth prospects. • Acquisitions or investments could disrupt our business and harm our financial condition. • If we are unable to expand our product offerings, our prospects for future growth may be adversely affected. • Our product development cycles are complex, and we may incur significant expenses before we generate revenues, if any, from new products. • We may require additional capital to support business growth or to satisfy our regulatory capital and surplus requirements, and this capital might not be available on acceptable terms, if at all. • We collect, process, store, share, disclose and use consumer information and other data and are subject to stringent and changing privacy laws, regulations and standards, policies and contractual obligations. Our actual or perceived failure to protect such information and data, respect consumers’ privacy or comply with data privacy and security laws and regulations and our policies and contractual obligations could damage our reputation and brand and harm our business and operating results. • Adverse changes in economic conditions, especially those affecting the levels of real estate and mortgage activity, may reduce our revenues. • If the security of the personal information that we (or our vendors) collect, store or process is compromised or is otherwise accessed without authorization, or if we fail to comply with our commitments and assurances regarding the privacy and security of such information, our reputation may be harmed and we may be exposed to significant liability and loss of business. • Technology disruptions or failures, including a failure in our operational or security systems or infrastructure, or those of third parties with whom we do business, could disrupt our business, cause legal or reputational harm and adversely impact our results of operations and financial condition. • We must comply with extensive government regulations. These regulations could adversely affect our ability to increase our revenues and operating results. • Litigation and legal proceedings filed by or against us and our subsidiaries could have a material adverse effect on our business, results of operations and financial condition. • Our exposure to regulation and residential real estate transaction activity may be greater in California, where we source a significant proportion of our revenue. • Our expansion within the United States will subject us to additional costs and risks, and our plans may not be successful . • We rely on highly skilled and experienced personnel and if we are unable to attract, retain or motivate key personnel or hire qualified personnel, our business may be seriously harmed . In addition, the loss of key senior management personnel could harm our business and future prospects . Risks Related to Doma's Intellectual Property • Our title and escrow business relies on data from consumers and unaffiliated third parties, the unavailability or inaccuracy of which could limit the functionality of our products and disrupt our business. • We expect a number of factors to cause our results of operations to fluctuate on a quarterly and annual basis, which may make it difficult to predict our future performance. • Performance of our investment portfolio is subject to a variety of investment risks that may adversely affect our financial results. • Failures at financial institutions at which we deposit funds could adversely affect us. • Our actual incurred losses may be greater than our loss and loss adjustment expense reserves, which could have a material adverse effect on our financial condition and results of operations. • There are risks associated with our indebtedness that is expected to remain outstanding following the Business Combination. • Changes in tax law could adversely affect our business and financial conditions. • Our ability to utilize our net operating loss carryforwards and certain other tax attributes may be limited. • Unfavorable economic or other business conditions could cause us to record an impairment of all or a portion of our goodwill, other intangible assets and other long - lived assets. • Denial of claims or our failure to accurately and timely pay claims could materially and adversely affect our business, financial condition, results of operations, and prospects. • We may be unable to prevent, monitor or detect fraudulent activity, including policy acquisitions or payments of claims that are fraudulent in nature. • Unexpected increases in the volume or severity of claims may adversely affect our results of operations and financial condition. • Our use of third - party agents could adversely impact the frequency and severity of title claims. • Reinsurance may be unavailable at current levels and prices, which may limit our ability to underwrite new policies. Furthermore, reinsurance subjects us to counterparty risk and may not be adequate to protect us against losses, which could have a material effect on our results of operations and financial condition. • As a private company, we were not required to document and test our internal controls over financial reporting nor was management required to certify the effectiveness of our internal controls or have our auditors opine on the effectiveness of our internal control over financial reporting. Failure to maintain effective internal control over financial reporting could result in material weaknesses, which could lead to errors in our financial reporting. • Our intellectual property rights are valuable, and any inability to obtain, maintain, protect or enforce our intellectual property could reduce the value of our products, services and brand. • Third parties may allege that we infringe, misappropriate or otherwise violate their intellectual property rights, and we may become subject to intellectual property disputes, which are costly and may subject us to significant liability and increased costs of doing business. • If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. • We employ third - party licensed software for use in our business, and the inability to maintain these licenses, errors in the software we license or the terms of open source licenses could result in increased costs or reduced service levels, which would adversely affect our business. • If our trademarks and trade names are not adequately protected, we may not be able to build name recognition in our markets of interest and our competitive position may be harmed. Summary of Risks (cont’d)

Doma is architecting the future of real estate transactions. — We deliver instant, digital home ownership experiences. 2016 – 2021 May 2021+